UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 ______________________________________

FORM 8-K
 ______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 21, 2009
  _________________________________

ALTIGEN COMMUNICATIONS, INC.
 (Exact name of Registrant as specified in its charter)
 _________________________________

Delaware (State or other jurisdiction of incorporation)	000-27427 (Commission File Number)	94-3204299 (IRS Employer Identification Number)
4555 Cushing Parkway, Fremont, CA 94538
(Address of principal executive offices, including zip code)
_________________________________

(510) 252-9712
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition

On January 21, 2009, AltiGen Communications, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this current report.

The information in this current report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press release of AltiGen Communications, Inc. dated January 21, 2009, furnished in accordance with Item 2.02 of this current report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

ALTIGEN COMMUNICATIONS, INC.
Date: January 21, 2009	By:	/s/ Philip M. McDermott
		Name:	Philip M. McDermott
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press release of AltiGen Communications, Inc. dated January 21, 2009, furnished in accordance with Item 2.02 of this current report on Form 8-K.